                 AmeriCredit Automobile Receivables Trust 2001-A
                      Class A-1 5.5325% Asset Backed Notes
                      Class A-2 5.3600% Asset Backed Notes
                   Class A-3 Floating Rate Asset Backed Notes
                   Class A-4 Floating Rate Asset Backed Notes
                       Preliminary Servicer's Certificate


This Servicer's Certificate has been prepared pursuant to Section 4.9 of the Sale and Servicing Agreement among AmeriCredit Automobile Receivables Trust 2001-A, as Issuer, AmeriCredit Financial Services, Inc., as Servicer, AFS Funding Corp., as Seller, and The Chase Manhattan Bank, as the Backup Servicer and Trust Collateral Agent, dated as of January 25, 2001. Defined terms have the meanings assigned to them in the Sale and Servicing Agreement or in other Transaction Documents.



The undersigned hereby certifies that no Trigger Event has occurred on the related Determination Date and that, to the knowledge of the Servicer, no Insurance Agreement Event of Default has occurred.


--------------------------------------------  ----------------------------------------------------------------------------------
MONTHLY PERIOD BEGINNING:        01/25/2001                                                                    ORIGINAL
MONTHLY PERIOD ENDING:           02/28/2001   PURCHASES          UNITS      CUT-OFF DATE   CLOSING DATE      POOL BALANCE
                                              ----------------------------------------------------------------------------------
PREV. DISTRIBUTION/CLOSE DATE:   02/06/2001   INITIAL PURCHASE  45,831        01/25/2001     02/06/2001            $700,000,812
                                                               -----------------------------------------------------------------
DISTRIBUTION DATE:               03/06/2001   SUB. PURCHASE #1
DAYS OF INTEREST FOR PERIOD:             28   SUB. PURCHASE #2
DAYS IN COLLECTION PERIOD:               35
                                                               -----------------------------------------------------------------
MONTHS SEASONED:                          1   TOTAL             45,831                                             $700,000,812
--------------------------------------------  ----------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------------------------------------
I.             MONTHLY PERIOD RECEIVABLES PRINCIPAL BALANCE CALCULATION:
--------------------------------------------------------------------------------------------------------------------------------

     {1}       Beginning of period Aggregate Principal Balance                                                {1}   $700,000,812
                                                                                                                 ---------------

     {2}       Purchase of Subsequent Receivables                                                             {2}              0
                                                                                                                 ---------------

               Monthly Principal Amounts

                   {3}     Collections on Receivables outstanding at end of period               {3}  19,178,125
                                                                                                    ------------
                   {4}     Collections on Receivables paid off during period                     {4}   3,597,252
                                                                                                    ------------
                   {5}     Receivables becoming Liquidated Receivables during period             {5}     473,908
                                                                                                    ------------
                   {6}     Receivables becoming Purchased Receivables during period              {6}           0
                                                                                                    ------------
                   {7}     Cram Down Losses occurring during period                              {7}           0
                                                                                                    ------------
                   {8}     Other Receivables adjustments                                         {8}      (8,031)
                                                                                                    ------------
                   {9}     Less amounts allocable to Interest                                    {9} (12,470,521)
                                                                                                    ------------

                  {10}     Total Monthly Principal Amounts                                                   {10}     10,770,733
                                                                                                                 ---------------

     {11}      End of period Aggregate Principal Balance                                                     {11}   $689,230,079
                                                                                                                 ===============

     {12}      Pool Factor   ({11} / Original Pool Balance)                                                  {12}    98.4613256%
                                                                                                                 ================

--------------------------------------------------------------------------------------------------------------------------------
II.            MONTHLY PERIOD NOTE BALANCE CALCULATION:      CLASS A-1    CLASS A-2     CLASS A-3     CLASS A-4         TOTAL
-----------------------------------------------------------  ---------    ---------     ---------     ---------         -----
     {13}      Original Note Balance                  {13} $200,000,000  $515,000,000  $214,000,000 $471,000,000  $1,400,000,000
--------------------------------------------------------------------------------------------------------------------------------

     {14}      Beginning of period Note Balance       {14} $200,000,000 $515,000,000  $214,000,000  $471,000,000  $1,400,000,000
                                                           ---------------------------------------------------------------------

     {15}      Noteholders' Principal Distributable
                 Amount                               {15}   10,770,733            0             0             0      10,770,733
     {16}      Noteholders' Accelerated Principal
                 Amount                               {16}            0            0             0             0               0
     {17}      Accelerated Payment Amount Shortfall   {17}            0            0             0             0               0
     {18}      Deficiency Claim Amount                {18}            0            0             0             0               0
                                                           ---------------------------------------------------------------------

     {19}      End of period Note Balance             {19} $189,229,267 $515,000,000  $214,000,000  $471,000,000  $1,389,229,267
                                                           =====================================================================

     {20}      Note Pool Factors  ({19} / {13})       {20}  94.6146335% 100.0000000%  100.0000000%  100.0000000%     99.2306619%
                                                           =====================================================================







                                       1


--------------------------------------------------------------------------------------------------------------------------------
III.           RECONCILIATION OF PRE-FUNDING ACCOUNT:
--------------------------------------------------------------------------------------------------------------------------------
     {21}      Beginning of period Pre-Funding Account balance                     {21}                            $699,999,188
                                                                                                            -------------------
     {22}      Purchase of Subsequent Receivables                                  {22}                    0
                                                                                        --------------------
     {23}      Investment Earnings                                                 {23}            2,480,073
                                                                                        --------------------
     {24}      Investment Earnings Transfer to Collections Account                 {24}           (2,480,073)
                                                                                        --------------------
     {25}      Payment of Mandatory Prepayment Amount                              {25}                    0
                                                                                        --------------------
     {26}      Total Month Activity                                                {26}                                       0
                                                                                                            -------------------
     {27}      End of period Pre-Funding Account balance                           {27}                            $699,999,188
                                                                                                            ===================

--------------------------------------------------------------------------------------------------------------------------------
IV.            CALCULATION OF PRINCIPAL DISTRIBUTABLE AMOUNT:
--------------------------------------------------------------------------------------------------------------------------------
     {28}      Total Monthly Principal Amounts                                     {28}                              $10,770,733
                                                                                                             -------------------
     {29}      Required Pro-forma Note Balance                                     {29}        1,264,198,633
                                                                                        --------------------
     {30}      Pro-forma Note Balance                                              {30}        1,389,229,267
                                                                                        --------------------
     {31}      Step-down Amount  (Max of 0 or ({29} - {30}))                       {31}                                        0
                                                                                                             -------------------
     {32}      Principal Distributable Amount  ({28} - {31})                       {32}                              $10,770,733
                                                                                                             ===================

--------------------------------------------------------------------------------------------------------------------------------
V.             RECONCILIATION OF CAPITALIZED INTEREST ACCOUNT:
--------------------------------------------------------------------------------------------------------------------------------
     {33}      Beginning of period Capitalized Interest Account balance            {33}                               $5,063,327
                                                                                                             -------------------
     {34}      Monthly Capitalized Interest Amount                                 {34}             (548,838)
                                                                                        --------------------
     {35}      Investment Earnings                                                 {35}               17,939
                                                                                        --------------------
     {36}      Investment Earnings Transfer to Collections Account                 {36}              (17,939)
                                                                                        --------------------
     {37}      Payment of Overfunded Capitalized Interest Amount                   {37}           (1,597,826)
                                                                                        --------------------
     {38}      Payment of Remaining Capitalized Interest Account                   {38}                    0
                                                                                        --------------------
     {39}      Total Monthly Activity                                              {39}                               (2,146,664)
                                                                                                             -------------------
     {40}      End of period Capitalized Interest Account balance                  {40}                               $2,916,663
                                                                                                             ===================

--------------------------------------------------------------------------------------------------------------------------------
VI.            RECONCILIATION OF COLLECTION ACCOUNT:
--------------------------------------------------------------------------------------------------------------------------------
AVAILABLE FUNDS:
     {41}     Collections on Receivables during period (net
                of Liquidation Proceeds)                                           {41}          $22,775,377
                                                                                        --------------------
     {42}     Liquidation Proceeds collected during period                         {42}              455,344
                                                                                        --------------------
     {43}     Purchase Amounts deposited in Collection                             {43}
                                                                                        --------------------
     {44}     Investment Earnings - Collection Account                             {44}               30,886
                                                                                        --------------------
     {45}     Investment Earnings - Transfer From Prefunding Account               {45}            2,480,073
                                                                                        --------------------
     {46}     Investment Earnings - Transfer From Capitalized
                Interest Account                                                   {46}               17,939
                                                                                        --------------------
     {47}     Collection of Supplemental Servicing - Extension Fees                {47}                  395
                                                                                        --------------------
     {48}     Collection of Supplemental Servicing - Repo and
                Recovery Fees Advanced                                             {48}                2,230
                                                                                        --------------------
     {49}     Collection of Supplemental Servicing - Late Fees                     {49}               40,323
                                                                                        --------------------
     {50}     Monthly Capitalized Interest Amount                                  {50}              548,838
                                                                                        --------------------
     {51}     Mandatory Note Prepayment Amount                                     {51}                    0
                                                                                        --------------------
     {52}     Proceeds from Swap Agreement                                         {52}                1,255
                                                                                        --------------------
     {53}     Total Available Funds                                                {53}                               26,352,660
                                                                                                             -------------------

DISTRIBUTIONS:
     {54}     Swap Payments to Swap Provider                                       {54}                    0
                                                                                        --------------------
     {55}     Base Servicing Fee -  to Servicer                                    {55}            1,531,252
                                                                                        --------------------
     {56}     Repo and Recovery Fees - reimbursed to Servicer                      {56}                2,230
                                                                                        --------------------
     {57}     Bank Service Charges - reimbursed to Servicer                        {57}                   59
                                                                                        --------------------
     {58}     Late Fees - to Servicer                                              {58}               40,323
                                                                                        --------------------
     {59}     Overpayments - reimbursed to Servicer                                {59}               18,350
                                                                                        --------------------
     {60}     Agent fees - to Trustee                                              {60}                2,167
                                                                                        --------------------

              NOTEHOLDERS' INTEREST DISTRIBUTABLE AMOUNT
              -------------------------------------------------------------------------
                          BEGINNING   INTEREST INTEREST                      CALCULATED
                 CLASS  NOTE BALANCE CARRYOVER   RATE   DAYS   DAYS BASIS      INTEREST
              -------------------------------------------------------------------------
     {61}     Class A-1 $200,000,000       0   5.53250%  28  Actual days/360   $860,611  {61}        860,611
                                                                                              --------------
     {62}     Class A-2  515,000,000       0   5.36000%  30      30/360      $2,300,333  {62}      2,300,333
                                                                                              --------------
     {63}     Class A-3  214,000,000       0   5.76500%  28  Actual days/360   $959,552  {63}        959,552
                                                                                              --------------
     {64}     Class A-4  471,000,000       0   5.80500%  28  Actual days/360  2,126,565  {64}      2,126,565
              -------------------------------------------------------------------------       --------------

              NOTEHOLDERS' PRINCIPAL DISTRIBUTABLE AMOUNT
              ---------------------------------------------------------------------------
                          PRINCIPAL   PRINCIPAL     EXCESS       MANDATORY        TOTAL
                 CLASS  DISTRIBUTABLE CARRYOVER PRINCIPAL DUE NOTE PREPAYMENT   PRINCIPAL
              ---------------------------------------------------------------------------
     {65}     Class A-1 $10,770,733         0           0                0    $10,770,733 {65}    10,770,733
                                                                                              --------------
     {66}     Class A-2           0         0           0                0              0 {66}             0
                                                                                              --------------
     {67}     Class A-3           0         0           0                0              0 {67}             0
                                                                                              --------------
     {68}     Class A-4           0         0           0                0              0 {68}             0
              ---------------------------------------------------------------------------     --------------

     {69}     Security Insurer Premiums - to FSA                                   {69}              420,673
                                                                                        --------------------
     {70}     Total distributions                                                  {70}                               19,032,848
                                                                                                             -------------------

     {71}      Excess Available Funds  (or Deficiency Claim Amount )               {71}                                7,319,812
                                                                                                             -------------------

     {72}      Deposit to Spread Account to Increase to Required Level             {72}                                7,319,812
                                                                                                             -------------------

     {73}      Noteholders' Accelerated Principal Amount                           {73}                                        0
                                                                                                             -------------------

                                       2


     {74}      Deposit to Spread Account                                           {74}                                       $0
                                                                                                             ===================

--------------------------------------------------------------------------------------------------------------------------------
VII.           CALCULATION OF ACCELERATED PRINCIPAL AMOUNT
--------------------------------------------------------------------------------------------------------------------------------
     {75}      Excess Available Funds  ({71} - {72})                               {75}                   $0
                                                                                        --------------------
     {76}      Pro Forma Note Balance    ({14} - {10})                             {76}        1,389,229,267
                                                                                        --------------------
     {77}      Required Pro Forma Note Balance (91.0% x ({11} + {27}))             {77}        1,264,198,633
                                                                                        --------------------
     {78}      Excess of Pro Forma Balance over Required Balance ({76} - {77})     {78}          125,030,634
                                                                                        --------------------
     {79}      End of Period Class A-1 Note Balance                                {79}          189,229,267
                                                                                        --------------------
     {80}      Lesser of {78} or {79}                                              {80}          125,030,634
                                                                                        --------------------
     {81}      Accelerated Principal Amount (lesser of {75} or {80})               {81}                                       $0
                                                                                                             -------------------

--------------------------------------------------------------------------------------------------------------------------------
VIII.          CALCULATION OF ACCELERATED PAYMENT AMOUNT SHORTFALL
--------------------------------------------------------------------------------------------------------------------------------
     {82}      Pro Forma Note Balance ({14} - {10})                                {82}       $1,389,229,267
                                                                                        --------------------
     {83}      Required Pro Forma Note Balance (91.0% x ({11} + {27}))             {83}        1,264,198,633
                                                                                        --------------------
     {84}      Excess of Pro Forma Balance over Required Balance ({82} - {83})     {84}          125,030,634
                                                                                        --------------------
     {85}      End of Period Class A-1 Note Balance                                {85}          189,229,267
                                                                                        --------------------
     {86}      Greater of {84} or {85}                                             {86}          189,229,267
                                                                                        --------------------
     {87}      Excess Available Funds ({71} - {72})                                {87}                    0
                                                                                        --------------------
     {88}      Investment Earnings on Collection Account ({44})                    {88}               30,886
                                                                                        --------------------
     {89}      Accelerated Payment Amount Shortfall ({86} - {87} + {88})           {89}                             $189,260,153
                                                                                                             -------------------

--------------------------------------------------------------------------------------------------------------------------------
IX.            RECONCILIATION OF SPREAD ACCOUNT:         INITIAL     SUB #1     SUB #2
--------------------------------------------------------------------------------------------------------------------------------
                                                                                                                      TOTAL
                                                         -----------------------------------------------------------------------
     {90}      INITIAL OR SUBSEQUENT SPREAD
               ACCOUNT DEPOSITS                          $14,000,016      0          0                               $14,000,016
--------------------------------------------------------------------------------------------------------------------------------

     {91}      BEGINNING OF PERIOD SPREAD ACCOUNT BALANCE                          (91}                              $14,000,016
                                                                                                             -------------------

               ADDITIONS TO SPREAD ACCOUNT
                  {92}     Deposits from Collections Account ({72} + {74})         {92}            7,319,812
                                                                                        --------------------
                  {93}     Investment Earnings                                     {93}               49,602
                                                                                        --------------------
                  {94}     Deposits Related to Subsequent Receivables Purchases    {94}                    0
                                                                                        --------------------
                  {95}     Total Additions                                         {95}                                7,369,414
                                                                                                             -------------------

     {96}      SPREAD ACCOUNT BALANCE AVAILABLE FOR  WITHDRAWALS                   {96}                               21,369,430
                                                                                                             -------------------

               REQUISITE AMOUNT OF SPREAD ACCOUNT
                                                              -------------
                           Floor Amount   (Calculation Below)    10,500,012
                                                              -------------
                  {96}          (Max of  (1.)$100,000 or (2.) Lesser of Note
                           Balance and 1.5% Original Pool Balance)                 {96}                    0
                                                                                        --------------------
                  {97}     Recourse Reduction Amount  (if any)                     {97}                    0
                                                                                        --------------------
                  {98}     If OC percentage is equal to or
                             greater than 12%, then((12%      -------------
                             - OC Level) *Aggr. End Bal.)                 0        {98}                    0
                                                              -------------             --------------------
                  {99}     If OC percentage is less than 12%, then 3% of Aggr.
                             End Balance                                           {99}           41,676,878
                                                                                        --------------------
                  {100}    If Trigger Event exists then 15% of the Aggregate
                             Principal Balance                                    {100}                    0
                                                                                        --------------------
                  {101}    If an Insurance Agreement Event of Default exists
                             then an unlimited amount (as specified by FSA)       {101}                    0
                                                                                        --------------------
                  {102}    Requisite Amount of Spread Account                     {102}                               41,676,878
                                                                                                             -------------------

               WITHDRAWALS FROM SPREAD ACCOUNT
                  {103}    Priority First - Deficiency Claim Amount               {103}                    0
                                                              -------------             --------------------
                           Priority Second - Accelerated
                             Payment Amount Shortfall  =        189,260,153
                                                              -------------
                  {104}         Accelerated Payment Amount Shortfall
                                in Excess of Requisite Amount                     {104}                    0
                                                                                        --------------------
                  {105}    Priority Third through Fourth                          {105}
                                                                                        --------------------
                  {106}    Priority Fifth through Sixth                           {106}
                                                                                        --------------------
                  {107}    Priority Seventh - to Servicer                         {107}                    0
                                                                                        --------------------
                  {108}    Total withdrawals                                      {108}                                        0
                                                                                                             -------------------

    {109}      END OF PERIOD SPREAD ACCOUNT BALANCE                               {109}                               21,369,430
                                                                                                             -------------------

--------------------------------------------------------------------------------------------------------------------------------
X.             CALCULATION OF OC LEVEL AND OC PERCENTAGE
--------------------------------------------------------------------------------------------------------------------------------
                  {110}    Aggregate Principal Balance                            {110}          689,230,079
                                                                                        --------------------
                  {111}    End of period Note Balance                             {111}        1,389,229,267
                                                                                        --------------------
                  {112}    Line {110} less line {111} (During Funding Period
                            amount equal to zero)                                 {112}                    0
                                                                                        --------------------
                  {113}    OC level {112}/{110}                                   {113}                0.00%
                                                                                        --------------------
                  {114}    Ending Spread Balance as a percentage of Aggregate
                            Principal Balance ({109}/{110})                       {114}                3.10%
                                                                                        --------------------
                  {115}    OC Percentage ({113} + {114})                          {115}                                    3.10%
                                                                                                             -------------------




By:
                           --------------------------------------
Name:                      PRESTON A. MILLER
                           -----------------
Title:                     /S/PRESTON A. MILLER
                           --------------------
Date:                      MARCH 1, 2001
                           -------------

                 AmeriCredit Automobile Receivables Trust 2001-A
                      Class A-1 5.5325% Asset Backed Notes
                      Class A-2 5.3600% Asset Backed Notes
                   Class A-3 Floating Rate Asset Backed Notes
                   Class A-4 Floating Rate Asset Backed Notes
                             Servicer's Certificate


This Servicer's Certificate has been prepared pursuant to Section 4.9 of the Sale and Servicing Agreement among AmeriCredit Automobile Receivables Trust 2001-A, as Issuer, AmeriCredit Financial Services, Inc., as Servicer, AFS Funding Corp., as Seller, and The Chase Manhattan Bank, as the Backup Servicer and Trust Collateral Agent, dated as of January 25, 2001. Defined terms have the meanings assigned to them in the Sale and Servicing Agreement or in other Transaction Documents.



The undersigned hereby certifies that no Trigger Event has occurred on the related Determination Date and that, to the knowledge of the Servicer, no Insurance Agreement Event of Default has occurred.

----------------------------------------------------------------------
MONTHLY PERIOD BEGINNING:                                  01/25/2001
MONTHLY PERIOD ENDING:                                     02/28/2001
PREV. DISTRIBUTION/CLOSE DATE:                             02/06/2001
DISTRIBUTION DATE:                                         03/06/2001
DAYS OF INTEREST FOR PERIOD:                                       28
DAYS IN COLLECTION PERIOD:                                         35
MONTHS SEASONED:                                                    1
----------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
I.          MONTHLY PERIOD NOTE BALANCE CALCULATION:      CLASS A-1     CLASS A-2       CLASS A-3      CLASS A-4         TOTAL
                                                          ---------     ---------       ---------      ---------         -----
      {1}   Original Note Balance                   {1} $200,000,000  $515,000,000    $214,000,000   $471,000,000   $1,400,000,000
----------------------------------------------------------------------------------------------------------------------------------

      {2}   Preliminary End of period Note Balance  {2} $189,229,267  $515,000,000    $214,000,000   $471,000,000   $1,389,229,267
                                                        --------------------------------------------------------------------------

      {3}   Deficiency Claim Amount                 {3}            0             0               0              0                0

      {4}   End of period Note Balance              {4} $189,229,267  $515,000,000    $214,000,000   $471,000,000   $1,389,229,267
                                                        ==========================================================================

      {5}   Note Pool Factors  {4} / {1}            {5}  94.6146335%  100.0000000%    100.0000000%   100.0000000%      99.2306619%
                                                        ==========================================================================


----------------------------------------------------------------------------------------------------------------------------------
II.             RECONCILIATION OF SPREAD ACCOUNT:
----------------------------------------------------------------------------------------------------------------------------------

      {6}       Preliminary End of period Spread Account balance                                               {6}     $21,369,430
                                                                                                                  ----------------

      {7}       Priority First - Deficiency Claim Amount from preliminary certificate                          {7}               0
                                                                                                                  ----------------

      {8}       End of period Spread Account balance                                                           {8}     $21,369,430
                                                                                                                  ----------------

----------------------------------------------------------------------------------------------------------------------------------
III.            MONTHLY PERIOD AND CUMULATIVE NUMBER OF RECEIVABLES CALCULATION:
----------------------------------------------------------------------------------------------------------------------------------

                                                                                                   -------------------------------
                                                                                                      CUMULATIVE          MONTHLY
                                                                                                   -------------------------------
      {9}       Original Number of Receivables                                                  {9}        45,831
                                                                                                   -------------------------------
     {10}       Beginning of period number of Receivables                                      {10}             0           45,831
     {11}       Number of Subsequent Receivables Purchased                                     {11}             0                0
     {12}       Number of Receivables becoming Liquidated Receivables during period            {12}            33               33
     {13}       Number of Receivables becoming Purchased Receivables during period             {13}             0                0
     {14}       Number of Receivables paid off during period                                   {14}           270              270
                                                                                                   -------------------------------
     {15}       End of period number of Receivables                                            {15}        45,528           45,528
                                                                                                   -------------------------------

----------------------------------------------------------------------------------------------------------------------------------
IV.             STATISTICAL DATA:  (CURRENT AND HISTORICAL)
----------------------------------------------------------------------------------------------------------------------------------

                                                                                    ----------------------------------------------
                                                                                        ORIGINAL       PREV. MONTH      CURRENT
                                                                                    ----------------------------------------------
     {16}       Weighted Average APR of the Receivables                        {16}         19.49%          0.00%           19.49%
     {17}       Weighted Average Remaining Term of the Receivables             {17}          61.00           0.00            59.19
     {18}       Weighted Average Original Term of Receivables                  {18}          63.00          63.00            63.00
     {19}       Average Receivable Balance                                     {19}        $15,274        $15,274          $15,139
     {20}       Aggregate Realized Losses                                      {20}             $0             $0          $18,564
                                                                                    ----------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
V.              DELINQUENCY:
----------------------------------------------------------------------------------------------------------------------------------

                                                                                    ----------------------------------------------
                Receivables with Scheduled Payment delinquent                            UNITS            DOLLARS      PERCENTAGE
                                                                                    ----------------------------------------------
                   {21}     31-60 days                                         {21}          1,384    $21,945,698            3.14%
                   {22}     61-90 days                                         {22}            117      1,947,486            0.28%
                   {23}     over 90 days                                       {23}              2         33,979            0.00%
                                                                                    ----------------------------------------------
                   {24}     Receivables with Scheduled Payment delinquent more
                              than 30 days at end of period                    {24}          1,503    $23,927,163            3.42%
                                                                                    ----------------------------------------------

                                       4


----------------------------------------------------------------------------------------------------------------------------------
VI.             PERFORMANCE TESTS:
----------------------------------------------------------------------------------------------------------------------------------

                ------------------------------------------------------------------------------------------------------------------
                DELINQUENCY RATIO
                   {25}     Receivables with Scheduled Payment delinquent more
                              than 60 days at end of period ({22} + {23})            {25}            $1,981,465
                                                                                          ---------------------
                   {26}     Purchased Receivables with Scheduled Payment
                              delinquent more than 60 days at end of period          {26}
                                                                                          ---------------------
                   {27}     Beginning of period Principal Balance                    {27}           700,000,812
                                                                                          ---------------------
                   {28}     Delinquency Ratio {25} + {26} divided by {27}            {28}                                    0.28%
                                                                                                                 -----------------
                   {29}     Previous Monthly Period Delinquency Ratio                {29}                                    0.00%
                                                                                                                 -----------------
                   {30}     Second previous Monthly Period Delinquency Ratio         {30}                                    0.00%
                                                                                                                 -----------------

                   {31}     Average Delinquency Ratio ({28} + {29} + {30}) / 3       {31}                                    0.09%
                                                                                                                 -----------------

                   {32}     Compliance (Delinquency Test Failure is a Delinquency
                              Ratio equal to or greater than 4.00%.)                 {32}                                 yes
                                                                                                                 -----------------

                ------------------------------------------------------------------------------------------------------------------

                ------------------------------------------------------------------------------------------------------------------
                CUMULATIVE DEFAULT RATE
                   {33}     Defaulted Receivables in Current Period                  {33}              $650,827
                                                                                          ---------------------
                   {34}     Cumulative Defaulted Receivables from last month         {34}                     0
                                                                                          ---------------------
                   {35}     Cumulative Defaulted Receivables {33} + {34}             {35}               650,827
                                                                                          ---------------------
                   {36}     Original Pool Balance                                    {36}           700,000,812
                                                                                          ---------------------
                   {37}     Cumulative Default Rate {35} divided by {36}             {37}                                    0.09%
                                                                                                                 -----------------

                   {38}     Compliance (Default Test Failure is a Cumulative
                             Default Rate equal to or greater than 3.53%.)           {38}                                 yes
                                                                                                                 -----------------

                ------------------------------------------------------------------------------------------------------------------

                ------------------------------------------------------------------------------------------------------------------
                CUMULATIVE NET LOSS RATE
                   {39}     Receivables becoming Liquidated Receivables
                             during period                                           {39}              $473,908
                                                                                          ---------------------
                   {40}     Purchased Receivables with Scheduled Payment delinquent
                              more than 30 days at end of period                     {40}
                                                                                          ---------------------
                   {41}     Cram Down Losses occurring during period                 {41}
                                                                                          ---------------------
                   {42}     Liquidation Proceeds collected during period             {42}              (455,344)
                                                                                          ---------------------
                   {43}     Net Losses during period {39} + {40} + {41} + {42}       {43}                18,564
                                                                                          ---------------------
                   {44}     Net Losses since Initial Cut-off Date
                              (Beginning of Period)                                  {44}                     0
                                                                                          ---------------------
                   {45}     CUMULATIVE NET LOSS RATE BEFORE 50% OF 90 DAY
                              DELINQUENCIES ({43} + {44}) / {47}                     {45}                                    0.00%
                                                                                                                 -----------------
                   {46}     50% of Receivables with Scheduled Payment delinquent
                              more than 90 days at end of period                     {46}                16,990
                                                                                          ---------------------
                   {47}     Original Aggregate Principal Balance plus Pre-Funded
                              Amount as of the Closing Date                          {47}         1,400,000,000
                                                                                          ---------------------
                   {48}     Cumulative Net Loss Rate ({43} + {44} + {46}) / {47}     {48}                                    0.00%
                                                                                                                 -----------------

                   {49}     Compliance (Net Loss Test Failure is a Net Loss Rate
                              equal to or greater than 2.13%.)                       {49}                                yes
                                                                                                                 -----------------

                ------------------------------------------------------------------------------------------------------------------

                ------------------------------------------------------------------------------------------------------------------
                EXTENSION RATE
                   {50}     Principal Balance of Receivables extended during
                              current period                                         {50}              $117,502
                                                                                          ---------------------
                   {51}     Beginning of Period Aggregate Principal Balance          {51}           700,000,812
                                                                                          ---------------------
                   {52}     Extension Rate {50} divided by {51}                      {52}                                    0.02%
                                                                                                                 -----------------
                   {53}     Previous Monthly Extension Rate                          {53}                                    0.00%
                                                                                                                 -----------------
                   {54}     Second previous Monthly Extension Rate                   {54}                                    0.00%
                                                                                                                 -----------------

                   {55}     Average Extension Rate ({52} +{53} +{54}) / 3            {55}                                    0.01%
                                                                                                                 -----------------

                   {56}     Compliance (Extension Test Failure is an Extension
                              Rate equal to or greater than 4%.)                     {56}                                yes
                                                                                                                 -----------------

                ------------------------------------------------------------------------------------------------------------------



By:                         /s/ PRESTON A. MILLER
                            ---------------------
Name:                       PRESTON A. MILLER
                            -----------------
Title:                      EXECUTIVE VICE PRESIDENT AND TREASURER
                            --------------------------------------




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